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                                                                      EXHIBIT 32

               Certifications Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2003 (the "Report") by Cabot Corporation ("Registrant"), each of the undersigned hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.      The Report fully complies with the requirements of section 13
                (a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                            /s/ Kennett F. Burnes
                                            ------------------------------------
                                            Kennett F. Burnes
                                            Chairman and Chief Executive Officer
                                            February 12, 2004

                                            /s/ John A. Shaw
                                            ------------------------------------
                                            John A. Shaw
                                            Executive Vice President and
                                            Chief Financial Officer
                                            February 12, 2004

A signed original of this written statement required by Section 906 has been provided to Cabot Corporation and will be retained by Cabot Corporation and furnished to the Securities and Exchange Commission or its staff upon request.